                                                                   Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of NN, Inc. (the "Company") on
Form 10-K/A for the annual period ended December 31, 2001, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Roderick R. Baty
                                             ---------------------------
                                             Roderick R. Baty
                                             Chairman, President and Chief
                                             Executive Officer

                                             /s/ David L. Dyckman
                                             ---------------------------
                                             David L. Dyckman
                                             Chief Financial Officer